Exhibit 99.2

ALTERRA CAPITAL HOLDINGS LIMITED

Investor Financial Supplement

Fourth Quarter 2011

(Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Alterra Capital Holdings Limited with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act 1934.

Alterra Capital Holdings Limited

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Peter Hill or Melissa Sheer, +1-212-521-4800

ALTERRA CAPITAL HOLDINGS LIMITED

Cautionary note regarding forward-looking information

This financial supplement may include forward-looking statements that reflect Alterra Capital Holdings Limited’s (“Alterra” or the “Company”) current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.

These factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effect of cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (4) changes in general economic conditions, including changes in capital and credit markets; (5) any lowering or loss of financial ratings; (6) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (7) actions by competitors, including consolidation; (8) the effects of emerging claims and coverage issues; (9) the loss of business provided to Alterra by its major brokers; (10) the effect on Alterra’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (11) tax and regulatory changes and conditions; (12) retention of key personnel; and (13) the integration of new business ventures Alterra may enter into; as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the U.S. Securities and Exchange Commission. Any forward-looking statements made in this financial supplement are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL HIGHLIGHTS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	For The Quarters Ended		For The Years Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Previous Year Quarter Change	Previous Year to Date Change
HIGHLIGHTS
Net income	$30,948	$79,670	$65,282	$302,335	(61.2%)	(78.4%)
Net operating income [a]	31,685	76,216	96,600	251,712	(58.4%)	(61.6%)
Operating cashflow	(39,908)	139,284	235,567	308,297	n/m	(23.6%)
Gross premiums written	325,983	315,398	1,904,066	1,410,731	3.4%	35.0%
Net premiums earned	349,104	342,554	1,424,974	1,172,486	1.9%	21.5%
Total assets	10,185,847	9,917,288	10,185,847	9,917,288	2.7%	2.7%
Total shareholders’ equity	2,809,235	2,918,270	2,809,235	2,918,270	(3.7%)	(3.7%)
PER SHARE
Basic earnings per share
Net income	$0.30	$0.70	$0.62	$3.19
Net operating income [a]	0.31	0.67	0.92	2.66
Diluted earnings per share
Net income	$0.30	$0.69	$0.61	$3.17
Net operating income [a]	0.30	0.66	0.91	2.64
Weighted average shares outstanding - basic	103,323,377	113,968,287	105,249,683	94,682,279
Weighted average shares outstanding - diluted	104,672,891	114,831,467	106,502,893	95,459,375
Book value per common share [b]	$27.51	$26.30	$27.51	$26.30	4.6%	4.6%
Diluted book value per share (treasury stock method) [b]	26.91	25.99	26.91	25.99	3.5%	3.5%
Diluted tangible book value per share (treasury stock method) [b]	26.37	25.46	26.37	25.46	3.6%	3.6%
RATIOS
Annualized return on average shareholders’ equity [c]	4.4%	10.7%	2.3%	12.3%
Annualized net operating return on average shareholders’ equity [c]	4.5%	10.2%	3.4%	10.2%
Loss ratio [d]	66.5%	52.5%	66.5%	56.1%
Acquisition cost ratio [d]	18.5%	15.7%	18.3%	16.0%
General and administrative expense ratio [d]	12.4%	16.5%	13.4%	13.6%
Combined ratio [d]	97.4%	84.8%	98.2%	85.7%

[a]	Net operating income represents net income excluding, as applicable, after-tax net realized and unrealized gains and losses on non-hedge fund investments, after-tax net foreign exchange gains or losses, and after-tax merger and acquisition expenses.
[b]	For detailed calculations see page 33.
[c]	For detailed calculations see page 30.
[d]	For property and casualty business only.
n/m	Not meaningful.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Dec. 31, 2011	Sept. 30, 2011	June 30 , 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and cash equivalents	$922,844	$869,975	$987,057	$1,001,051	$905,606	$702,278
Fixed maturities, trading at fair value	229,206	227,753	218,481	214,807	244,872	228,696
Fixed maturities, available for sale at fair value	5,501,925	5,662,869	5,403,312	5,290,684	5,392,643	3,007,356
Fixed maturities, held to maturity at amortized cost	874,259	926,916	993,691	983,207	940,104	1,005,947
Other investments, at fair value	286,515	311,633	350,193	357,655	378,128	318,073
Accrued interest income	71,322	71,038	70,777	69,497	75,414	57,215
Premiums receivable	715,154	777,980	870,287	809,483	588,537	567,301
Losses and benefits recoverable from reinsurers	1,068,119	1,079,035	1,058,724	1,053,223	956,115	1,001,373
Deferred acquisition costs	145,850	166,353	171,517	149,197	111,901	65,648
Prepaid reinsurance premiums	212,238	214,132	215,392	176,918	149,252	190,613
Trades pending settlement	22,887	34,158	9,168	—	32,393	76,031
Goodwill and intangible assets	56,111	56,652	58,094	58,585	59,076	48,686
Other assets	79,417	73,836	90,671	86,072	83,247	70,529

Total assets	$10,185,847	$10,472,330	$10,497,364	$10,250,379	$9,917,288	$7,339,746

LIABILITIES
Property and casualty losses	$4,216,538	$4,205,057	$4,230,290	$4,185,230	$3,906,134	$3,178,094
Life and annuity benefits	1,190,697	1,230,344	1,317,527	1,316,287	1,275,580	1,372,513
Deposit liabilities	151,035	147,493	147,428	147,424	147,612	152,629
Funds withheld from reinsurers	112,469	124,631	122,705	122,072	121,107	140,079
Unearned property and casualty premiums	1,020,639	1,149,108	1,203,024	1,065,160	905,487	628,161
Reinsurance balances payable	134,354	178,560	137,910	127,299	102,942	146,085
Accounts payable and accrued expenses	110,380	110,527	104,917	103,376	99,680	67,088
Trades pending settlement	—	41,383	—	19,855	—	—
Senior notes	440,500	440,489	440,482	440,482	440,476	90,464

Total liabilities	7,376,612	7,627,592	7,704,283	7,527,185	6,999,018	5,775,113

SHAREHOLDERS' EQUITY
Common shares (par value $1.00)
102,101,950 shares issued and outstanding	102,102	104,324	105,795	105,734	110,963	55,867
Additional paid-in capital	1,847,034	1,890,763	1,911,979	1,905,144	2,026,045	752,309
Accumulated other comprehensive income	166,957	173,025	132,218	89,233	98,946	25,431
Retained earnings	693,142	676,626	643,089	623,083	682,316	731,026

Total shareholders' equity	2,809,235	2,844,738	2,793,081	2,723,194	2,918,270	1,564,633

Total liabilities and shareholders' equity	$10,185,847	$10,472,330	$10,497,364	$10,250,379	$9,917,288	$7,339,746

Book value per share	$27.51	$27.27	$26.40	$25.76	$26.30	$28.01

Diluted book value per share (treasury stock method)	$26.91	$27.18	$25.98	$25.34	$25.99	$27.36

Diluted tangible book value per share (treasury stock method) [a]	$26.37	$26.64	$25.44	$24.79	$25.46	$26.51

Debt-to-capital ratio [b]	13.6%	13.4%	13.6%	13.9%	13.1%	5.5%

[a]	Non-GAAP financial measure. For detailed calculations see page 33.
[b]	Calculated as debt, being senior notes, divided by shareholders’ equity plus debt.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME—QUARTERLY (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
REVENUES
Gross premiums written	$325,983	$386,328	$563,907	$627,848	$315,398	$278,333
Reinsurance premiums ceded	(107,203)	(90,891)	(136,626)	(137,357)	(77,617)	(103,143)

Net premiums written	$218,780	$295,437	$427,281	$490,491	$237,781	$175,190

Earned premiums	$460,636	$452,931	$443,008	$489,262	$445,683	$325,078
Earned premiums ceded	(111,532)	(105,889)	(94,067)	(109,375)	(103,129)	(117,805)

Net premiums earned	349,104	347,042	348,941	379,887	342,554	207,273
Net investment income	57,080	60,335	59,665	57,766	61,080	44,668
Net realized and unrealized (losses) gains on investments	(5,775)	(7,972)	(5,774)	(18,818)	9,825	17,325
Total other-than-temporary impairment losses	(703)	(692)	(187)	(1,124)	(3,918)	(125)
Portion of loss recognized in other comprehensive income (loss) before taxes	1	(169)	(166)	95	2,144	(800)

Net impairment losses recognized in earnings	(702)	(861)	(353)	(1,029)	(1,774)	(925)
Other income (loss)	2,017	1,473	591	1,315	2,862	(85)

Total revenues	401,724	400,017	403,070	419,121	414,547	268,256

LOSSES AND EXPENSES
Net losses and loss expenses	231,533	198,521	211,133	304,406	179,047	114,870
Claims and policy benefits	14,564	14,538	15,570	14,710	18,551	16,976
Acquisition costs	64,380	61,434	64,680	70,608	53,563	23,188
Interest expense	13,296	11,303	10,630	8,459	7,866	6,685
Net foreign exchange (gains) losses	(753)	(147)	3,090	(878)	(382)	702
Merger and acquisition expenses	—	—	—	—	500	(224)
General and administrative expenses	54,657	61,555	69,659	71,203	76,759	38,458

Total losses and expenses	377,677	347,204	374,762	468,508	335,904	200,655

INCOME (LOSS) BEFORE TAXES	24,047	52,813	28,308	(49,387)	78,643	67,601
Income tax (benefit) expense	(6,901)	4,427	(4,327)	(2,700)	(1,027)	5,009

NET INCOME (LOSS)	30,948	48,386	32,635	(46,687)	79,670	62,592
Change in net unrealized gains and losses on fixed maturities, net of tax	(3,670)	61,540	42,820	(14,586)	(87,633)	(16,085)
Foreign currency translation adjustment	(2,398)	(20,733)	165	4,873	(3,746)	(86)

COMPREHENSIVE INCOME (LOSS)	$24,880	$89,193	$75,620	$(56,400)	$(11,709)	$46,421

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	66.5%	57.3%	60.7%	80.2%	52.5%	55.9%
Acquisition cost ratio [b]	18.5%	17.7%	18.5%	18.6%	15.7%	11.1%
General and administrative expense ratio [c]	12.4%	12.7%	14.5%	13.8%	16.5%	14.2%

Combined ratio [d]	97.4%	87.7%	93.7%	112.5%	84.8%	81.2%

Net income (loss) per share	$0.30	$0.46	$0.31	$(0.44)	$0.70	$1.10
Net income (loss) per diluted share	$0.30	$0.46	$0.30	$(0.44)	$0.69	$1.08
Net operating income (loss) per share—diluted [e]	$0.30	$0.47	$0.37	$(0.23)	$0.66	$1.04
Annualized ROAE [f]	4.4%	6.9%	4.7%	(6.6%)	10.7%	16.1%
Annualized net operating ROAE [f]	4.5%	7.1%	5.7%	(3.5%)	10.2%	15.5%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.
[e]	Non-GAAP financial measure. See page 32 for calculation of net operating income per share—diluted.
[f]	Non-GAAP financial measure. See page 30 for calculation of annualized return on average shareholders' equity (ROAE) and annualized net operating ROAE.

Results for Harbor Point Limited ("Harbor Point") are included from May 12, 2010.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME - YEAR TO DATE AND PRIOR YEARS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	YEAR ENDED
	Dec. 31, 2011	Dec. 31, 2010 [g]	Dec. 31, 2009
REVENUES
Gross premiums written	$1,904,066	$1,410,731	$1,375,001
Reinsurance premiums ceded	(472,077)	(371,163)	(480,481)

Net premiums written	$1,431,989	$1,039,568	$894,520

Earned premiums	$1,845,837	$1,578,647	$1,318,949
Earned premiums ceded	(420,863)	(406,161)	(484,593)

Net premiums earned	1,424,974	1,172,486	834,356
Net investment income	234,846	222,458	169,741
Net realized and unrealized (losses) gains on investments	(38,339)	16,872	81,765
Total other-than-temporary impairment losses	(2,706)	(5,873)	(5,315)
Portion of loss recognized in other comprehensive income (loss) before taxes	(239)	3,228	2,237

Net impairment losses recognized in earnings	(2,945)	(2,645)	(3,078)
Other income (loss)	5,396	4,808	3,014

Total revenues	1,623,932	1,413,979	1,085,798

LOSSES AND EXPENSES
Net losses and loss expenses	945,593	654,841	493,599
Claims and policy benefits	59,382	65,213	101,093
Acquisition costs	261,102	187,464	96,874
Interest expense	43,688	28,275	21,339
Net foreign exchange losses (gains)	1,312	(115)	(5,772)
Merger and acquisition expenses	—	(48,776)	(31,566)
General and administrative expenses	257,074	220,586	153,995

Total losses and expenses	1,568,151	1,107,488	829,562

INCOME BEFORE TAXES	55,781	306,491	256,236
Income tax (benefit) expense	(9,501)	4,156	10,021

NET INCOME	65,282	302,335	246,215
Change in net unrealized gains and losses on fixed maturities, net of tax	86,104	81,406	50,544
Foreign currency translation adjustment	(18,093)	(7,891)	20,286

COMPREHENSIVE INCOME	$133,293	$375,850	$317,045

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	66.5%	56.1%	62.4%
Acquisition cost ratio [b]	18.3%	16.0%	12.1%
General and administrative expense ratio [c]	13.4%	13.6%	13.6%

Combined ratio [d]	98.2%	85.7%	88.1%

Net income per share - basic	$0.62	$3.19	$4.32
Net income per share - diluted	$0.61	$3.17	$4.26
Net operating income per share - diluted [e]	$0.91	$2.64	$3.62
Annualized ROAE [f]	2.3%	12.3%	17.6%
Annualized Net Operating ROAE [f]	3.4%	10.2%	14.9%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.
[e]	Non-GAAP financial measure. See page 32 for calculation of net operating income per share—diluted.
[f]	Non-GAAP financial measure. See page 30 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE.
[g]	Includes the results for Harbor Point from May 12, 2010.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd's	Total	Reinsurance
Gross premiums written	$111,758	$89,151	$88,181	$35,724	$324,814	$1,169	$—	$325,983
Reinsurance premiums ceded	(57,703)	(1,718)	(37,912)	(9,716)	(107,049)	(154)	—	(107,203)

Net premiums written	$54,055	$87,433	$50,269	$26,008	$217,765	$1,015	$—	$218,780

Earned premiums	$100,908	$217,141	$80,217	$61,201	$459,467	$1,169	$—	$460,636
Earned premiums ceded	(47,084)	(19,038)	(29,821)	(15,435)	(111,378)	(154)	—	(111,532)

Net premiums earned	53,824	198,103	50,396	45,766	348,089	1,015	—	349,104
Net losses and loss expenses	(18,446)	(101,721)	(41,835)	(69,531)	(231,533)	—	—	(231,533)
Claims and policy benefits	—	—	—	—	—	(14,564)	—	(14,564)
Acquisition costs	(1,161)	(44,450)	(8,272)	(10,366)	(64,249)	(131)	—	(64,380)
General and administrative expenses	(10,178)	(15,462)	(9,073)	(8,499)	(43,212)	(67)	—	(43,279)
Other income (loss)	(44)	(100)	—	851	707	413	—	1,120

Underwriting income (loss)	23,995	36,370	(8,784)	(41,779)	9,802	n/a	—	n/a
Net investment income						11,515	45,565	57,080
Net realized and unrealized losses on investments						(5,509)	(266)	(5,775)
Net impairment losses recognized in earnings							(702)	(702)
Corporate other income							897	897
Interest expense							(13,296)	(13,296)
Net foreign exchange gains							753	753
Corporate general and administrative expenses							(11,378)	(11,378)

(Loss) income before taxes						$(7,328)	$21,573	$24,047

Loss ratio [a]	34.3%	51.3%	83.0%	151.9%	66.5%
Acquisition cost ratio [b]	2.2%	22.4%	16.4%	22.7%	18.5%
General and administrative expense ratio [c]	18.9%	7.8%	18.0%	18.6%	12.4%

Combined ratio [d]	55.3%	81.6%	117.4%	193.1%	97.4%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS—THREE MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total
UNDERWRITING RATIOS
Loss ratio	34.3%	51.3%	83.0%	151.9%	66.5%
Acquisition cost ratio	2.2%	22.4%	16.4%	22.7%	18.5%
General and administrative expense ratio	18.9%	7.8%	18.0%	18.6%	12.4%

Combined ratio	55.3%	81.6%	117.4%	193.1%	97.4%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	47.0%	11.2%	(19.9%)	12.0%	12.3%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS
Loss ratio	81.3%	62.5%	63.1%	163.9%	78.9%
Acquisition cost ratio	2.2%	22.4%	16.4%	22.7%	18.5%
General and administrative expense ratio	18.9%	7.8%	18.0%	18.6%	12.4%

Combined ratio	102.3%	92.8%	97.6%	205.2%	109.7%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

CONSOLIDATED UNDERWRITING RATIOS—THREE MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

	Property & Casualty
	Insurance [b]	Reinsurance	U.S. Specialty [b]	Alterra at Lloyd’s	Total
UNDERWRITING RATIOS
Loss ratio	57.3%	50.3%	65.7%	38.7%	52.5%
Acquisition cost ratio	2.8%	19.8%	17.8%	13.6%	15.7%
General and administrative expense ratio	19.0%	12.7%	15.6%	34.1%	16.5%

Combined ratio	79.0%	82.8%	99.0%	86.4%	84.8%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	19.9%	5.0%	0.2%	16.2%	8.2%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS
Loss ratio	77.2%	55.3%	65.9%	55.0%	60.8%
Acquisition cost ratio	2.8%	19.8%	17.8%	13.6%	15.7%
General and administrative expense ratio	19.0%	12.7%	15.6%	34.1%	16.5%

Combined ratio	98.9%	87.8%	99.2%	102.6%	93.0%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[b]	Insurance and U.S. Specialty segment amounts for the comparative 2010 period have been reclassified to conform with the current period’s presentation.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010 [a]	Dec. 31, 2009 [a]
Gross premiums written	$111,758	$85,996	$141,255	$71,272	$113,236	$126,678
Reinsurance premiums ceded	(57,703)	(43,195)	(56,002)	(43,246)	(56,728)	(71,053)

Net premiums written	$54,055	$42,801	$85,253	$28,026	$56,508	$55,625

Earned premiums	$100,908	$101,355	$97,296	$98,944	$106,169	$114,155
Earned premiums ceded	(47,084)	(51,578)	(44,338)	(44,730)	(43,847)	(56,043)

Net premiums earned	53,824	49,777	52,958	54,214	62,322	58,112
Net losses and loss expenses	(18,446)	(23,649)	(28,992)	(34,664)	(35,687)	(27,829)
Acquisition costs	(1,161)	609	361	(184)	(1,765)	(60)
General and administrative expenses	(10,178)	(8,861)	(8,859)	(9,825)	(11,812)	(7,046)
Other income (loss)	(44)	58	139	812	68	42

Underwriting income	$23,995	$17,934	$15,607	$10,353	$13,126	$23,219

Loss ratio	34.3%	47.5%	54.7%	63.9%	57.3%	47.9%
Acquisition cost ratio	2.2%	(1.2%)	(0.7%)	0.3%	2.8%	0.1%
General and administrative expense ratio	18.9%	17.8%	16.7%	18.1%	19.0%	12.1%

Combined ratio	55.3%	64.1%	70.8%	82.4%	79.0%	60.1%

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period's presentation. See page 35 for additional information.

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Gross premiums written	$89,151	$156,784	$248,754	$375,020	$110,620	$66,732
Reinsurance premiums ceded	(1,718)	(15,874)	(28,247)	(37,317)	(2,908)	569

Net premiums written	$87,433	$140,910	$220,507	$337,703	$107,712	$67,301

Earned premiums	$217,141	$217,763	$209,212	$249,901	$215,261	$111,440
Earned premiums ceded	(19,038)	(18,489)	(12,305)	(20,195)	(21,082)	(13,867)

Net premiums earned	198,103	199,274	196,907	229,706	194,179	97,573
Net losses and loss expenses	(101,721)	(113,757)	(125,592)	(186,885)	(97,639)	(61,718)
Acquisition costs	(44,450)	(44,298)	(44,366)	(49,143)	(38,406)	(17,578)
General and administrative expenses	(15,462)	(17,673)	(22,937)	(23,258)	(24,714)	(8,174)
Other income (loss)	(100)	777	548	—	(216)	—

Underwriting income (loss)	$36,370	$24,323	$4,560	$(29,580)	$33,204	$10,103

Loss ratio	51.3%	57.1%	63.8%	81.4%	50.3%	63.3%
Acquisition cost ratio	22.4%	22.2%	22.5%	21.4%	19.8%	18.0%
General and administrative expense ratio	7.8%	8.9%	11.6%	10.1%	12.7%	8.4%

Combined ratio	81.6%	88.2%	98.0%	112.9%	82.8%	89.6%

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA ALTERRA REINSURANCE SEGMENT SELECTED FINANCIAL INFORMATION [a] (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
Gross premiums written	$110,620	$124,004	$197,146	$460,618	$125,447	$210,882	$262,938	$461,141
Net premiums earned	194,179	197,977	226,291	215,050	230,516	238,953	221,120	220,103
Net losses and loss expenses	97,639	117,671	136,158	129,727	108,941	113,625	118,613	115,706
Acquisition costs	38,406	45,069	47,179	42,689	46,708	50,167	42,586	43,280
General and administrative expenses	24,714	17,580	16,527	16,824	23,680	19,726	18,520	19,201
Loss ratio	50.3%	59.4%	60.2%	60.3%	47.3%	47.6%	53.6%	52.6%
Acquisition cost ratio	19.8%	22.8%	20.8%	19.9%	20.3%	21.0%	19.3%	19.7%
General and administrative expense ratio	12.7%	8.9%	7.3%	7.8%	10.3%	8.3%	8.4%	8.7%

Combined ratio	82.8%	91.1%	88.3%	88.0%	77.8%	76.8%	81.3%	81.0%

[a]	This information is based on historical Alterra reinsurance segment financial information adjusted to include Harbor Point historical financial information as though the amalgamation with Harbor Point had occurred on January 1, 2009. The financial information also includes adjustments to eliminate any intercompany transactions and to reflect the amortization of certain acquisition accounting fair value adjustments.

The pro forma information is provided for informational purposes only. The pro forma information does not necessarily represent results that would have occurred if the amalgamation had occurred on January 1, 2009, nor is it necessarily indicative of future results.

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010 [a]	Dec. 31, 2009 [a]
Gross premiums written	$88,181	$72,159	$99,448	$70,388	$65,625	$64,572
Reinsurance premiums ceded	(37,912)	(25,009)	(27,358)	(33,595)	(15,956)	(31,471)

Net premiums written	$50,269	$47,150	$72,090	$36,793	$49,669	$33,101

Earned premiums	$80,217	$75,391	$73,840	$73,177	$74,683	$66,287
Earned premiums ceded	(29,821)	(24,882)	(22,783)	(23,850)	(26,140)	(40,260)

Net premiums earned	50,396	50,509	51,057	49,327	48,543	26,027
Net losses and loss expenses	(41,835)	(33,641)	(32,709)	(31,375)	(31,878)	(14,809)
Acquisition costs	(8,272)	(9,530)	(9,644)	(8,066)	(8,618)	(1,838)
General and administrative expenses	(9,073)	(8,066)	(9,289)	(9,397)	(7,552)	(9,786)

Underwriting (loss) income	$(8,784)	$(728)	$(585)	$489	$495	$(406)

Loss ratio	83.0%	66.6%	64.1%	63.6%	65.7%	56.9%
Acquisition cost ratio	16.4%	18.9%	18.9%	16.4%	17.8%	7.1%
General and administrative expense ratio	18.0%	16.0%	18.2%	19.1%	15.6%	37.6%

Combined ratio	117.4%	101.4%	101.1%	99.0%	99.0%	101.6%

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period's presentation. See page 35 for additional information.

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD'S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Gross premiums written	$35,724	$70,567	$73,520	$110,733	$23,980	$18,344
Reinsurance premiums ceded	(9,716)	(6,723)	(24,918)	(23,179)	(1,859)	(921)

Net premiums written	$26,008	$63,844	$48,602	$87,554	$22,121	$17,423

Earned premiums	$61,201	$57,600	$61,730	$66,805	$47,633	$31,189
Earned premiums ceded	(15,435)	(10,850)	(14,540)	(20,580)	(11,894)	(7,368)

Net premiums earned	45,766	46,750	47,190	46,225	35,739	23,821
Net losses and loss expenses	(69,531)	(27,474)	(23,840)	(51,482)	(13,843)	(10,514)
Acquisition costs	(10,366)	(8,070)	(10,909)	(13,056)	(4,853)	(3,339)
General and administrative expenses	(8,499)	(9,235)	(9,536)	(9,723)	(12,186)	(4,116)
Other income (loss)	851	(27)	165	215	2,006	183

Underwriting (loss) income	$(41,779)	$1,944	$3,070	$(27,821)	$6,863	$6,035

Loss ratio	151.9%	58.8%	50.5%	111.4%	38.7%	44.1%
Acquisition cost ratio	22.7%	17.3%	23.1%	28.2%	13.6%	14.0%
General and administrative expense ratio	18.6%	19.8%	20.2%	21.0%	34.1%	17.3%

Combined ratio	193.1%	95.8%	93.8%	160.7%	86.4%	75.4%

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Gross premiums written	$1,169	$822	$930	$435	$1,937	$2,007
Reinsurance premiums ceded	(154)	(90)	(101)	(20)	(166)	(267)

Net premiums written	$1,015	$732	$829	$415	$1,771	$1,740

Earned premiums	$1,169	$822	$930	$435	$1,937	$2,007
Earned premiums ceded	(154)	(90)	(101)	(20)	(166)	(267)

Net premiums earned	1,015	732	829	415	1,771	1,740
Net investment income	11,515	12,131	12,545	12,343	12,084	13,367
Net realized and unrealized (losses) gains on investments	(5,509)	(6,407)	(1,299)	2,807	3,981	8,192
Other income (loss)	413	(8)	(23)	—	357	(120)
Claims and policy benefits	(14,564)	(14,538)	(15,570)	(14,710)	(18,551)	(16,976)
Acquisition costs	(131)	(145)	(122)	(159)	79	(373)
General and administrative expenses	(67)	(145)	(259)	(177)	(1,088)	(606)

(Loss) income before taxes	$(7,328)	$(8,380)	$(3,899)	$519	$(1,367)	$5,224

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE QUARTERS ENDED
		Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010 [a]	Dec. 31, 2009 [a]
Property & Casualty:
Insurance:
Aviation	S	$20,410	$6,736	$3,814	$1,416	$22,677	$39,520
Excess Liability	L	23,664	24,165	41,390	27,387	27,361	28,321
Professional Liability	L	52,075	39,489	66,017	26,796	51,199	45,059
Property	S	15,609	15,606	30,034	15,673	11,999	13,778

		111,758	85,996	141,255	71,272	113,236	126,678
Reinsurance [b]:
Agriculture	S	186	998	8,713	20,785	(1,406)	2,212
Auto	S	20,548	8,994	55,105	15,160	22,585	—
Aviation	S	337	14,670	80	904	2,596	9,380
Credit/ Surety	S	1,818	7,116	1,556	24,426	1,118	—
General Casualty	L	12,952	22,570	22,045	16,247	17,658	5,781
Marine & Energy	S	3,407	4,131	(619)	17,093	(1,549)	3,599
Medical Malpractice	L	1,673	6,867	11,223	17,582	19,554	11,086
Other	S	(181)	1,112	447	1,759	520	29
Professional Liability	L	20,321	40,075	39,462	59,684	28,538	25,609
Property	S	18,927	44,715	106,168	149,874	6,296	(2,375)
Whole Account	S/L	2,408	(1,946)	268	35,070	426	2,947
Workers’ Compensation	L	6,755	7,482	4,306	16,436	14,284	8,464

		89,151	156,784	248,754	375,020	110,620	66,732
U.S. Specialty:
General Liability	L	29,235	21,125	18,387	17,883	19,914	17,118
Marine	S	23,806	22,189	25,389	17,109	17,758	15,443
Professional Liability	L	4,005	4,419	4,894	4,355	(534)	576
Property	S	31,135	24,426	50,778	31,041	28,487	31,435

		88,181	72,159	99,448	70,388	65,625	64,572

Alterra at Lloyd’s:
Accident & Health	S	5,646	9,523	8,380	13,544	5,570	1,245
Aviation	S	5,562	4,130	1,810	1,767	5,224	2,611
Financial Institutions	L	8,137	3,591	6,441	9,036	384	5,446
International Casualty	L	2,074	8,005	8,486	33,860	2,213	—
Marine	S	1,493	—	—	—	—	—
Professional Liability	L	1,868	440	10,466	7,922	4,204	5,290
Property	S	5,998	43,510	37,937	44,623	5,946	3,752
Surety	S	4,946	1,368	—	(19)	439	—

		35,724	70,567	73,520	110,733	23,980	18,344
Aggregate Property & Casualty		$324,814	$385,506	$562,977	$627,413	$313,461	$276,326

Life & Annuity:
Annuity		$770	$449	$271	$336	$1,129	$—
Life		399	373	659	99	808	2,007

Aggregate Life & Annuity		$1,169	$822	$930	$435	$1,937	$2,007

Aggregate Property & Casualty and Life & Annuity		$325,983	$386,328	$563,907	$627,848	$315,398	$278,333

[a]	Insurance and U.S. specialty segment amounts for comparative periods have been reclassified to conform with the current period's presentation.
[b]	Includes the results for Harbor Point from May 12, 2010.

S = Short tail lines	$160,851	$208,251	$329,726	$372,690	$128,473	$122,103
L = Long tail lines	163,963	177,255	233,251	254,723	184,988	154,224

Aggregate Property & Casualty	$324,814	$385,506	$562,977	$627,413	$313,461	$276,326

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA ALTERRA REINSURANCE SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS [a] (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:

		FOR THE QUARTERS ENDED
		Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
Agriculture	S	$(1,406)	$(2,665)	$(4,643)	$55,944	$2,153	$(96)	$(262)	$91,196
Auto	S	22,585	10,251	14,359	18,063	19,531	12,828	11,288	15,148
Aviation	S	2,596	15,313	8,586	6,191	9,395	18,154	10,760	4,509
Credit/ Surety	S	1,118	2,569	1,530	23,555	9,058	369	2,440	8,828
General Casualty	L	17,658	18,505	6,724	42,398	15,607	31,167	10,225	36,892
Marine & Energy	S	(1,549)	8,826	5,220	21,128	4,033	8,565	(3,731)	37,799
Medical Malpractice	L	19,554	(3,131)	6,424	33,804	11,093	7,077	21,783	36,417
Other	S	520	1,183	294	5,664	168	(57)	485	3,011
Professional Liability	L	28,538	37,965	51,615	55,812	37,407	60,373	53,705	50,629
Property	S	6,296	34,859	96,745	138,958	2,260	34,240	118,581	142,118
Whole Account	S/L	426	(232)	3,095	47,135	6,578	4,569	18,503	5,369
Workers’ Compensation	L	14,284	561	7,197	11,966	8,164	33,693	19,161	29,225

Aggregate Pro Forma Reinsurance Segment		$110,620	$124,004	$197,146	$460,618	$125,447	$210,882	$262,938	$461,141

[a]	This information is based on historical Alterra reinsurance segment gross premiums written adjusted to include Harbor Point historical gross premiums written as though the amalgamation with Harbor Point had occurred on January 1, 2009. The financial information also includes adjustments to eliminate any intercompany transactions.

The pro forma information is provided for informational purposes only. The pro forma information does not necessarily represent results that would have occurred if the amalgamation with Harbor Point had occurred on January 1, 2009, nor is it necessarily indicative of future results.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–YEAR ENDED DECEMBER 31, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance
Gross premiums written	$410,281	$869,709	$330,176	$290,544	$1,900,710	$3,356	$—	$1,904,066
Reinsurance premiums ceded	(200,146)	(83,156)	(123,874)	(64,536)	(471,712)	(365)	—	(472,077)

Net premiums written	$210,135	$786,553	$206,302	$226,008	$1,428,998	$2,991	$—	$1,431,989

Earned premiums	$398,503	$894,017	$302,625	$247,336	$1,842,481	$3,356	$—	$1,845,837
Earned premiums ceded	(187,730)	(70,027)	(101,336)	(61,405)	(420,498)	(365)	—	(420,863)

Net premiums earned	210,773	823,990	201,289	185,931	1,421,983	2,991	—	1,424,974
Net losses and loss expenses	(105,751)	(527,955)	(139,560)	(172,327)	(945,593)	—	—	(945,593)
Claims and policy benefits	—	—	—	—	—	(59,382)	—	(59,382)
Acquisition costs	(375)	(182,257)	(35,512)	(42,401)	(260,545)	(557)	—	(261,102)
General and administrative expenses	(37,723)	(79,330)	(35,825)	(36,993)	(189,871)	(648)	—	(190,519)
Other income (loss)	965	1,225	—	1,204	3,394	382	—	3,776

Underwriting income (loss)	67,889	35,673	(9,608)	(64,586)	29,368	n/a	—	n/a
Net investment income						48,534	186,312	234,846
Net realized and unrealized losses on investments						(10,408)	(27,931)	(38,339)
Net impairment losses recognized in earnings							(2,945)	(2,945)
Corporate other income							1,620	1,620
Interest expense							(43,688)	(43,688)
Net foreign exchange losses							(1,312)	(1,312)
Corporate general and administrative expenses							(66,555)	(66,555)

(Loss) income before taxes						$(19,088)	$45,501	$55,781

Loss ratio [a]	50.2%	64.1%	69.3%	92.7%	66.5%
Acquisition cost ratio [b]	0.2%	22.1%	17.6%	22.8%	18.3%
General and administrative expense ratio [c]	17.9%	9.6%	17.8%	19.9%	13.4%

Combined ratio [d]	68.2%	95.8%	104.8%	135.4%	98.2%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - YEAR ENDED DECEMBER 31, 2011 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total
UNDERWRITING RATIOS
Loss ratio	50.2%	64.1%	69.3%	92.7%	66.5%
Acquisition cost ratio	0.2%	22.1%	17.6%	22.8%	18.3%
General and administrative expense ratio	17.9%	9.6%	17.8%	19.9%	13.4%

Combined ratio	68.2%	95.8%	104.8%	135.4%	98.2%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	31.7%	9.8%	(5.7%)	9.3%	10.8%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS
Loss ratio	81.9%	73.9%	63.6%	102.0%	77.3%
Acquisition cost ratio	0.2%	22.1%	17.6%	22.8%	18.3%
General and administrative expense ratio	17.9%	9.6%	17.8%	19.9%	13.4%

Combined ratio	100.0%	105.6%	99.1%	144.7%	109.0%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

CONSOLIDATED UNDERWRITING RATIOS - YEAR ENDED DECEMBER 31, 2010 (Unaudited)

	Property & Casualty
	Insurance [b]	Reinsurance [c]	U.S. Specialty [b]	Alterra at Lloyd’s	Total
UNDERWRITING RATIOS
Loss ratio	59.7%	55.4%	62.7%	44.3%	56.1%
Acquisition cost ratio	1.6%	20.9%	16.5%	17.9%	16.0%
General and administrative expense ratio	14.7%	10.5%	17.7%	21.1%	13.6%

Combined ratio	76.0%	86.8%	96.9%	83.4%	85.7%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	19.3%	7.1%	0.5%	11.0%	9.0%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS
Loss ratio	79.0%	62.5%	63.2%	55.3%	65.1%
Acquisition cost ratio	1.6%	20.9%	16.5%	17.9%	16.0%
General and administrative expense ratio	14.7%	10.5%	17.7%	21.1%	13.6%

Combined ratio	95.2%	93.9%	97.4%	94.4%	94.8%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[b]	Insurance and U.S. Specialty segment amounts for the comparative 2010 period have been reclassified to conform with the current period’s presentation.
[c]	Includes the results for Harbor Point from May 12, 2010.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2011	Dec. 31, 2010 [a]	Dec. 31, 2009 [a]
Gross premiums written	$410,281	$399,612	$447,340
Reinsurance premiums ceded	(200,146)	(180,691)	(218,633)

Net premiums written	$210,135	$218,921	$228,707

Earned premiums	$398,503	$415,396	$434,147
Earned premiums ceded	(187,730)	(180,684)	(216,687)

Net premiums earned	210,773	234,712	217,460
Net losses and loss expenses	(105,751)	(140,108)	(140,403)
Acquisition costs	(375)	(3,651)	1,206
General and administrative expenses	(37,723)	(34,508)	(27,927)
Other income	965	1,267	1,620

Underwriting income	$67,889	$57,712	$51,956

Loss ratio	50.2%	59.7%	64.6%
Acquisition cost ratio	0.2%	1.6%	(0.6%)
General and administrative expense ratio	17.9%	14.7%	12.8%

Combined ratio	68.2%	76.0%	76.9%

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation.

See page 35 for additional information.

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2011	Dec. 31, 2010 [a]	Dec. 31, 2009
Gross premiums written	$869,709	$509,053	$489,028
Reinsurance premiums ceded	(83,156)	(64,131)	(80,005)

Net premiums written	$786,553	$444,922	$409,023

Earned premiums	$894,017	$699,243	$476,434
Earned premiums ceded	(70,027)	(71,627)	(88,578)

Net premiums earned	823,990	627,616	387,856
Net losses and loss expenses	(527,955)	(347,816)	(254,474)
Acquisition costs	(182,257)	(131,114)	(71,074)
General and administrative expenses	(79,330)	(66,073)	(31,778)
Other income	1,225	—	12

Underwriting income	$35,673	$82,613	$30,542

Loss ratio	64.1%	55.4%	65.6%
Acquisition cost ratio	22.1%	20.9%	18.3%
General and administrative expense ratio	9.6%	10.5%	8.2%

Combined ratio	95.8%	86.8%	92.1%

[a]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2011	Dec. 31, 2010 [a]	Dec. 31, 2009 [a]
Gross premiums written	$330,176	$294,498	$265,905
Reinsurance premiums ceded	(123,874)	(88,493)	(148,546)

Net premiums written	$206,302	$206,005	$117,359

Earned premiums	$302,625	$288,270	$239,613
Earned premiums ceded	(101,336)	(117,657)	(149,008)

Net premiums earned	201,289	170,613	90,605
Net losses and loss expenses	(139,560)	(107,052)	(54,764)
Acquisition costs	(35,512)	(28,174)	(7,474)
General and administrative expenses	(35,825)	(30,122)	(27,925)
Other income (loss)	—	—	(68)

Underwriting (loss) income	$(9,608)	$5,265	$374

Loss ratio	69.3%	62.7%	60.4%
Acquisition cost ratio	17.6%	16.5%	8.2%
General and administrative expense ratio	17.8%	17.7%	30.8%

Combined ratio	104.8%	96.9%	99.5%

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation.

See page 35 for additional information.

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Gross premiums written	$290,544	$202,633	$128,973
Reinsurance premiums ceded	(64,536)	(37,448)	(32,884)

Net premiums written	$226,008	$165,185	$96,089

Earned premiums	$247,336	$170,803	$125,000
Earned premiums ceded	(61,405)	(35,793)	(29,907)

Net premiums earned	185,931	135,010	95,093
Net losses and loss expenses	(172,327)	(59,865)	(43,958)
Acquisition costs	(42,401)	(24,164)	(18,136)
General and administrative expenses	(36,993)	(28,531)	(19,972)
Other income	1,204	2,534	658

Underwriting (loss) income	$(64,586)	$24,984	$13,685

Loss ratio	92.7%	44.3%	46.2%
Acquisition cost ratio	22.8%	17.9%	19.1%
General and administrative expense ratio	19.9%	21.1%	21.0%

Combined ratio	135.4%	83.4%	86.3%

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Gross premiums written	$3,356	$4,935	$43,755
Reinsurance premiums ceded	(365)	(400)	(413)

Net premiums written	$2,991	$4,535	$43,342

Earned premiums	$3,356	$4,935	$43,755
Earned premiums ceded	(365)	(400)	(413)

Net premiums earned	2,991	4,535	43,342
Net investment income	48,534	49,785	50,993
Net realized and unrealized (losses) gains on investments	(10,408)	11,358	37,338
Other income (loss)	382	286	(120)
Claims and policy benefits	(59,382)	(65,213)	(101,093)
Acquisition costs	(557)	(361)	(1,396)
General and administrative expenses	(648)	(2,964)	(2,786)

(Loss) income before taxes	$(19,088)	$(2,574)	$26,278

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE YEARS ENDED
		Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Property & Casualty:
Insurance [a]:
Aviation	S	$32,376	$39,888	$69,834
Excess Liability	L	116,606	113,573	133,340
Professional Liability	L	184,377	183,051	179,904
Property	S	76,922	63,100	64,262

		410,281	399,612	447,340
Reinsurance [b]:
Agriculture	S	30,682	29,222	89,550
Auto	S	99,807	32,902	—
Aviation	S	15,991	31,292	34,715
Credit/ Surety	S	34,916	2,196	—
General Casualty	L	73,814	48,357	29,185
Marine & Energy	S	24,012	16,381	18,321
Medical Malpractice	L	37,345	51,391	67,483
Other	S	3,137	2,784	2,297
Professional Liability	L	159,542	110,427	71,531
Property	S	319,684	148,146	87,039
Whole Account	S/L	35,800	5,129	11,456
Workers’ Compensation	L	34,979	30,826	77,451

		869,709	509,053	489,028
U.S. Specialty [a]:
General Liability	L	86,630	81,137	68,209
Marine	S	88,493	67,454	61,360
Professional Liability	L	17,673	6,602	576
Property	S	137,380	139,305	135,760

		330,176	294,498	265,905
Alterra at Lloyd’s:
Accident & Health	S	37,093	30,921	22,602
Aviation	S	13,269	16,138	2,611
Financial Institutions	L	27,205	19,448	23,822
International Casualty	L	52,425	26,174	—
Marine	S	1,493	—	—
Professional Liability	L	20,696	19,591	19,889
Property	S	132,068	85,553	60,049
Surety	S	6,295	4,808	—

		290,544	202,633	128,973

Aggregate Property & Casualty		$1,900,710	$1,405,796	$1,331,246

Life & Annuity:
Annuity		$1,826	$1,135	$—
Life		1,530	3,800	43,755

Aggregate Life & Annuity		$3,356	$4,935	$43,755

Aggregate Property & Casualty and Life & Annuity		$1,904,066	$1,410,731	$1,375,001

[a]	Insurance and U.S. Specialty segment amounts for comparative periods have been reclassified to conform with the current period’s presentation.
[b]	Includes the results for Harbor Point from May 12, 2010.

S = Short tail lines	$1,071,518	$712,655	$654,128
L = Long tail lines	829,192	693,141	677,118

Aggregate Property & Casualty	$1,900,710	$1,405,796	$1,331,246

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

Type of Investment	Carrying Value				Fair Value
	As of Dec. 31, 2011	Investment Distribution	As of Dec. 31, 2010	Investment Distribution	As of Dec. 31, 2011	Investment Distribution	As of Dec. 31, 2010	Investment Distribution
Cash and cash equivalents	$922,844	11.8%	$905,606	11.5%	$922,844	11.6%	$905,606	11.4%

U.S. government and agencies	751,806	9.6%	995,546	12.7%	751,806	9.5%	995,546	12.5%
Non-U.S. governments	164,621	2.1%	79,111	1.0%	164,621	2.1%	79,111	1.0%
Corporate securities	2,646,358	33.9%	2,735,366	34.8%	2,646,358	33.3%	2,735,366	34.5%
Municipal securities	263,007	3.4%	238,014	3.0%	263,007	3.3%	238,014	3.0%
Asset-backed securities	247,965	3.2%	86,937	1.1%	247,965	3.1%	86,937	1.1%
Residential mortgage-backed securities	1,296,277	16.6%	1,168,390	14.9%	1,296,277	16.3%	1,168,390	14.7%
Commercial mortgage-backed securities	361,097	4.6%	334,151	4.3%	361,097	4.5%	334,151	4.2%

Fixed maturities carried at fair value	$5,731,131	73.3%	$5,637,515	71.7%	$5,731,131	72.1%	$5,637,515	71.0%

Other investments carried at fair value	$286,515	3.7%	$378,128	4.8%	$286,515	3.6%	$378,128	4.8%

Total investments carried at fair value	$6,940,490	88.8%	$6,921,249	88.0%	$6,940,490	87.3%	$6,921,249	87.2%

U.S. government and agencies	$29,201	0.4%	$29,687	0.4%	$32,906	0.4%	$30,200	0.4%
Non-U.S. governments	524,449	6.7%	538,274	6.8%	623,080	7.8%	587,053	7.4%
Corporate securities	319,609	4.1%	371,143	4.7%	354,504	4.5%	397,261	5.0%
Asset-backed securities	1,000	0.0%	1,000	0.0%	1,003	0.0%	998	0.0%

Fixed maturities carried at amortized cost	$874,259	11.2%	$940,104	12.0%	$1,011,493	12.7%	$1,015,512	12.8%

Total invested assets	$7,814,749	100.0%	$7,861,353	100.0%	$7,951,983	100.0%	$7,936,761	100.0%

As of December 31, 2011, the weighted average book yield of the cash and fixed maturities portfolio was 3.46%, and the weighted average duration was 4.1 years.

Credit Ratings	As of Dec. 31, 2011	Ratings Distribution	As of Dec. 31, 2010	Ratings Distribution	As of Dec. 31, 2011	Ratings Distribution	As of Dec. 31, 2010	Ratings Distribution
U.S. government and agencies [a]	$1,869,405	28.3%	$2,060,116	31.3%	$1,869,405	27.7%	$2,060,116	31.0%
AAA	948,861	14.4%	1,076,680	16.4%	948,861	14.1%	1,076,680	16.2%
AA	883,783	13.4%	657,867	10.0%	883,783	13.1%	657,867	9.9%
A	1,378,361	20.9%	1,353,945	20.6%	1,378,361	20.4%	1,353,945	20.4%
BBB	281,983	4.3%	226,849	3.4%	281,983	4.2%	226,849	3.4%
BB	84,803	1.3%	32,021	0.5%	84,803	1.3%	32,021	0.5%
B	131,159	2.0%	138,703	2.1%	131,159	1.9%	138,703	2.1%
CCC or lower	53,157	0.8%	45,469	0.7%	53,157	0.8%	45,469	0.7%
Not rated	99,619	1.5%	45,865	0.7%	99,619	1.5%	45,865	0.7%

Fixed maturities carried at fair value	$5,731,131	86.8%	$5,637,515	85.7%	$5,731,131	85.0%	$5,637,515	84.7%

U.S. government and agencies	$29,201	0.4%	$29,687	0.5%	$32,907	0.5%	$30,200	0.5%
AAA	619,832	9.4%	641,437	9.8%	733,631	10.9%	699,598	10.5%
AA	82,511	1.2%	113,140	1.7%	88,631	1.3%	118,276	1.8%
A	117,600	1.8%	141,683	2.2%	129,791	1.9%	151,127	2.3%
BBB	24,117	0.4%	12,744	0.2%	25,705	0.4%	14,764	0.2%
BB	998	0.0%	—	0.0%	828	0.0%	—	0.0%
Not rated	—	—	1,413	0.0%	—	—	1,547	0.0%

Fixed maturities carried at amortized cost	$874,259	13.2%	$940,104	14.3%	$1,011,493	15.0%	$1,015,512	15.3%

Total fixed maturities	$6,605,390	100.0%	$6,577,619	100.0%	$6,742,624	100.0%	$6,653,027	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,117,599 (December 31, 2010: $1,064,570).

Percentage totals may not add due to rounding.

	Quarter Ended Dec. 31, 2011	Quarter Ended Sept. 30, 2011	Quarter Ended June 30, 2011	Quarter Ended Mar. 31, 2011	Quarter Ended Dec. 31. 2010	Quarter Ended Dec. 31, 2009
Net investment income	$57,080	$60,335	$59,665	$57,766	$61,080	$44,668

Realized and unrealized gains (losses) on trading fixed maturities	$763	$1,663	$1,432	$(1,827)	$(3,893)	$3
Net realized gains (losses) on available for sale fixed maturities	1,990	6,096	54	3,369	5,816	3,234
(Decrease) increase in fair value of hedge funds	(5,415)	(7,669)	(1,878)	3,167	5,465	13,555
(Decrease) increase in fair value of non-hedge fund other investments	(3,113)	(8,062)	(5,382)	(23,527)	2,437	533

Net realized and unrealized (losses) gains on investments	$(5,775)	$(7,972)	$(5,774)	$(18,818)	$9,825	$17,325

Net impairment losses recognized in earnings	$(702)	$(861)	$(353)	$(1,029)	$(1,774)	$(925)

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

		Periodic Rate of Return
	As of Dec. 31, 2011	Last 3 Months	Year to Date	Last 12 months	Last 60 months*
Cash and fixed maturities	$7,528,234	0.93%	5.75%	5.75%	5.32%

Distressed securities	$24,987	(1.47%)	(2.45%)	(2.45%)	3.37%
Diversified arbitrage	17,368	(1.01%)	(4.48%)	(4.48%)	(2.54%)
Emerging markets	4,929	(0.36%)	0.29%	0.29%	3.44%
Event-driven arbitrage	21,130	(17.22%)	(23.71%)	(23.71%)	(2.69%)
Fixed income arbitrage	—	0.00%	0.00%	0.00%	12.65%
Fund of funds	31,691	0.36%	0.56%	0.56%	0.98%
Global macro	48,965	(1.64%)	0.99%	0.99%	5.23%
Long / short credit	4,414	(6.29%)	(12.05%)	(12.05%)	0.31%
Long / short equity	94,793	1.01%	(0.28%)	(0.28%)	4.71%
Opportunistic	1,694	0.00%	(36.79%)	(36.79%)	(21.73%)

Hedge funds **	249,971	(1.79%)	(3.57%)	(3.57%)	1.22%
Derivatives	(1,666)
Structured deposits	24,540
Equity investments	13,670

Total other investments	$286,515

Total invested assets	$7,814,749

Hedge Fund Investment Return Data:

HFRI Fund of Funds Composite Index [a]	(0.39%)	(5.64%)	(5.64%)	(0.73%)

Hedge Fund Performance History – 60 months ended December 31, 2011

	2011	2010	2009	2008	2007
Monthly performance
January	0.13%	0.79%	2.13%	(1.37%)	1.28%
February	0.57%	0.17%	0.65%	1.83%	1.50%
March	0.29%	1.02%	(0.76%)	(2.58%)	1.90%
April	0.73%	0.88%	(0.84%)	(0.13%)	2.30%
May	(0.28%)	(0.73%)	2.45%	2.51%	2.59%
June	(0.89%)	(0.83%)	1.53%	0.93%	0.85%
July	0.15%	0.36%	1.40%	(4.12%)	0.99%
August	(1.37%)	(0.28%)	0.78%	(2.14%)	(1.62%)
September	(1.13%)	1.28%	1.71%	(7.31%)	1.85%
October	0.07%	0.84%	1.53%	(4.85%)	4.15%
November	(0.19%)	0.40%	0.35%	(1.75%)	0.10%
December	(1.67%)	0.31%	0.77%	(1.92%)	(0.13%)
Quarterly performance
Q1	0.98%	1.99%	2.00%	(2.15%)	4.75%
Q2	(0.45%)	(0.69%)	3.14%	3.33%	5.83%
Q3	(2.33%)	1.35%	3.94%	(13.03%)	1.18%
Q4	(1.79%)	1.56%	2.66%	(8.31%)	4.11%
Period return	(3.57%)	4.25%	12.27%	(19.38%)	16.78%

Past performance should not be considered to be a reliable indicator of future performance.

[a]	As reported by HFRI as of February 1, 2012
*	Annualized
**	Net of all fees

ALTERRA CAPITAL HOLDINGS LIMITED

LARGEST 25 CORPORATE HOLDINGS [a] (Unaudited)

(Expressed in thousands of United States Dollars)

	As of Dec. 31, 2011
	Amortized Cost	Fair Value
Issuer
General Electric Co.	$56,865	$58,706
JP Morgan Chase & Co	52,832	54,537
Bank of America Corp	56,973	52,970
Morgan Stanley	44,288	42,724
Wells Fargo & Co	41,604	42,653
Citigroup Inc	44,118	42,350
BP plc	35,395	36,706
Pepsico Inc	33,648	35,601
Credit Suisse Group AG	35,754	35,463
Novartis AG	33,004	34,927
AT&T Inc	31,586	33,659
Lloyds Banking Group plc	31,644	31,317
Goldman Sachs Group Inc	31,653	30,637
UBS AG	28,958	30,269
Verizon Communications Inc	27,918	29,908
Conoco Philips	25,428	27,989
Wal-Mart Stores Inc	24,705	27,525
Metlife Inc	25,257	26,990
BNP Paribas SA	27,393	26,608
International Business Machines Corp	21,840	23,880
Medtronic Inc.	22,443	23,708
HSBC Holdings plc	23,469	23,514
Coca-Cola Co	20,484	22,549
Barclays plc	23,471	22,437
Duke Energy Corp.	20,832	22,392

	$821,561	$840,019

[a]	Listing excludes supranationals and government-guaranteed holdings.

ALTERRA CAPITAL HOLDINGS LIMITED

EUROPEAN GOVERNMENT AND EUROPEAN FINANCIAL INSTITUTION HOLDINGS (Unaudited)

(Expressed in thousands of United States Dollars)

	As of Dec. 31, 2011
	Fair Value	% of Total
Largest European Government Holdings
France	$263,787	36.3%
Germany	247,483	34.0%
Netherlands	147,829	20.3%
Ireland	23,803	3.3%
Belgium	19,765	2.7%
United Kingdom	11,429	1.6%
Denmark	5,831	0.8%
All Other European Governments	7,197	1.0%

Total European government holdings	$727,124	100.0%

	As of Dec. 31, 2011
	Fair Value	% of Total
Largest European Financial Institution Holdings
European Investment Bank	$66,515	14.1%
KFW	49,175	10.4%
Credit Suisse Group AG	35,463	7.5%
Lloyds Banking Group plc	31,317	6.7%
UBS AG	30,269	6.4%
BNP Paribas SA	26,608	5.7%
HSBC Holdings plc	23,514	5.0%
Barclays plc	22,437	4.8%
All Other	185,664	39.4%

Total European financial institutions	$470,962	100.0%

ALTERRA CAPITAL HOLDINGS LIMITED

SHAREHOLDER RETURN ANALYSIS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE YEARS ENDED
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Income and Return on Equity:
Net income	$30,948	$79,670	$65,282	$302,335
Net operating income	$31,685	$76,216	$96,600	$251,712
Average shareholders’ equity	$2,826,987	$2,977,404	$2,806,191	$2,467,429

Annualized return on average shareholders' equity [a]	4.4%	10.7%	2.3%	12.3%
Annualized net operating return on average shareholders' equity [a]	4.5%	10.2%	3.4%	10.2%

Book value and dividends per share:
Diluted book value per share	$26.91	$25.99	$26.91	$25.99
Dividends paid per share	$0.14	$0.12	$0.52	$2.94
Change in diluted book value per share	(1.0%)	0.4%	3.5%	(5.0%)

Dividend payout ratio [b]	0.5%	0.5%	1.9%	22.4%
Total return to shareholders [c]	(0.5%)	0.9%	5.4%	17.4%

[a]	Annualized return on average shareholders’ equity is defined as annualized net income divided by the average of the quarterly average shareholders’ equity balances. Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the quarterly average shareholders’ equity balances. The average shareholders’ equity for the year ended December 31, 2010 has been weighted to include Harbor Point from May 12, 2010.
[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to shareholders is calculated as the change in diluted book value per share plus the dividend payout ratio.

ALTERRA CAPITAL HOLDINGS LIMITED

EARNINGS PER SHARE INFORMATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE YEARS ENDED
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Net income available to common shareholders	$30,948	$79,670	$65,282	$302,335

Denominator:
Weighted average shares - basic
Outstanding [a]	103,081,593	113,807,820	105,022,397	94,426,055
Unvested restricted share units	241,784	160,467	227,286	256,224

	103,323,377	113,968,287	105,249,683	94,682,279
Share equivalents:
Warrants	1,247,101	600,014	1,023,278	537,399
Options	101,285	150,375	124,022	183,258
Employee stock purchase plan	1,128	4,514	1,386	2,301
Non participating restricted shares	—	108,277	104,524	54,138

Weighted average shares - diluted [b]	104,672,891	114,831,467	106,502,893	95,459,375

Net income per share	$0.30	$0.70	$0.62	$3.19

Net income per diluted share	$0.30	$0.69	$0.61	$3.17

[a]	Includes weighted average unvested participating restricted shares.

[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company's common shares at the average market price during the period of calculation.

ALTERRA CAPITAL HOLDINGS LIMITED

OPERATING INCOME RECONCILIATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE YEARS ENDED
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Before tax
Net income	$24,047	$78,643	$55,781	$306,491
Net realized and unrealized losses (gains) on non-hedge fund investments, before tax [a]	1,059	(2,627)	29,486	65
Foreign exchange (gains) losses, before tax	(753)	(382)	1,312	(115)
Merger and acquisition expenses, before tax	—	500	—	(48,776)

Net operating income	$24,353	$76,134	$86,579	$257,665

Net of tax
Net income	$30,948	$79,670	$65,282	$302,335
Net realized and unrealized losses (gains) on non-hedge fund investments, net of tax [a]	1,271	(3,537)	30,391	(865)
Foreign exchange (gains) losses, net of tax	(534)	(417)	927	363
Merger and acquisition expenses, net of tax	—	500	—	(50,121)

Net operating income	$31,685	$76,216	$96,600	$251,712

Weighted average shares outstanding:
Basic	103,323,377	113,968,287	105,249,683	94,682,279
Diluted	104,672,891	114,831,467	106,502,893	95,459,375
Basic per share data
Earnings per share	$0.30	$0.70	$0.62	$3.19
Net realized and unrealized losses (gains) on non-hedge fund investments, net of tax [a]	0.01	(0.03)	0.29	(0.01)
Foreign exchange (gains) losses, net of tax	(0.01)	—	0.01	0.01
Merger and acquisition expenses, net of tax	—	—	—	(0.53)

Net operating income per share	$0.31	$0.67	$0.92	$2.66

Diluted per share data
Diluted earnings per share	$0.30	$0.69	$0.61	$3.17
Net realized and unrealized losses (gains) on non-hedge fund investments, net of tax [a]	0.01	(0.03)	0.29	(0.01)
Foreign exchange (gains) losses, net of tax	(0.01)	—	0.02	0.01
Merger and acquisition expenses, net of tax	—	—	—	(0.53)

Net operating income per diluted share	$0.30	$0.66	$0.91	$2.64

[a]	Net realized and unrealized (gains) losses on non-hedge fund investments includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments and changes in fair value of derivatives, catastrophe bonds and structured deposits.

Per share totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

BOOK VALUE PER SHARE (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	As of Dec. 31, 2011	As of Dec. 31, 2010
Price per share at period end	$23.63	$21.64
Shareholders’ equity	$2,809,235	$2,918,270
Goodwill and intangible assets	$56,111	$59,076
Tangible book value	$2,753,124	$2,859,194

Basic common shares outstanding [a]	102,101,950	110,963,160
Add: unvested restricted stock units	241,108	167,971
Add: dilutive impact of warrants outstanding	1,938,297	1,036,442
Add: dilutive impact of options outstanding	125,424	123,395

Diluted shares outstanding [b]	104,406,779	112,290,968

Basic book value per share	$27.51	$26.30
Diluted book value per share	$26.91	$25.99
Basic tangible book value per share	$26.96	$25.77
Diluted tangible book value per share	$26.37	$25.46

[a]	Includes unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the period-end market price.

ALTERRA CAPITAL HOLDINGS LIMITED

REGULATION G

In presenting the Company’s results, management has included and discussed net operating income, net operating income per share, net operating income per diluted share, annualized net operating return on average shareholders’ equity, tangible book value per share and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The reconciliation of such measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Net operating income is defined as net income excluding after-tax net realized and unrealized gains or losses on non- hedge fund investments (this includes net realized and unrealized gains or losses on trading securities, net realized gains or losses on available for sale securities, net impairment losses recognized in earnings, changes in fair value of derivatives, catastrophe bonds, structured deposits and earnings from equity method investments), after-tax net foreign exchange gains or losses and after-tax merger and acquisition expenses. Net operating income per share and per diluted share is defined as the net operating income divided by the weighted average common shares or weighted average diluted common shares, respectively. We believe that this non-GAAP measure provides a better indication of management performance and the underlying fundamentals of our operations as realized and unrealized gains and losses on non-hedge fund investments and foreign exchange gains and losses may fluctuate from period to period and are typically outside the control of management. Merger and acquisition expenses are not indicative of expenses fundamental to the business and may fluctuate from period to period.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the beginning and ending shareholders’ equity. Tangible book value is defined as shareholders’ equity excluding goodwill and intangible assets. Tangible book value per share and diluted tangible book value per share is defined as the tangible book value divided by the common shares outstanding or diluted common shares outstanding, respectively. These non-GAAP measures allow management to assess how the Company has performed in terms of wealth generated for its shareholders.

ALTERRA CAPITAL HOLDINGS LIMITED

Reclassified Segment Information

Selected Financial Information

ALTERRA CAPITAL HOLDINGS LIMITED

RECLASSIFICATION OF INSURANCE AND U.S. SPECIALTY SEGMENTS

(Expressed in thousands of United States Dollars)

INSURANCE SEGMENT

	Year ended		Year ended	Year ended		Year ended
	Dec. 31, 2010	Reclassified	Dec. 31, 2010	Dec. 31, 2009	Reclassified	Dec. 31, 2009
	(Reclassified)	amounts	(As previously	(Reclassified)	amounts	(As previously
			reported)			reported)
Gross premiums written	$399,612	$29,492	$370,120	$447,340	$19,573	$427,767
Reinsurance premiums ceded	(180,691)	(10,083)	(170,608)	(218,633)	(6,550)	(212,083)

Net premiums written	$218,921	$19,409	$199,512	$228,707	$13,023	$215,684

Earned premiums	$415,396	$23,680	$391,716	$434,147	$17,057	$417,090
Earned premiums ceded	(180,684)	(7,561)	(173,123)	(216,687)	(5,560)	(211,127)

Net premiums earned	234,712	16,119	218,593	217,460	11,497	205,963
Net losses and loss expenses	(140,108)	(11,285)	(128,823)	(140,403)	(8,048)	(132,355)
Acquisition costs	(3,651)	(270)	(3,381)	1,206	(27)	1,233
General and administrative expenses	(34,508)	(5,893)	(28,615)	(27,927)	(3,304)	(24,623)
Other income	1,267	507	760	1,620	382	1,238

Underwriting income (loss)	$57,712	$(822)	$58,534	$51,956	$500	$51,456

Loss ratio	59.7%		58.9%	64.6%		64.3%
Acquisition cost ratio	1.6%		1.6%	(0.6%)		(0.6%)
General and administrative expense ratio	14.7%		13.1%	12.8%		11.9%

Combined ratio	76.0%		73.6%	76.9%		75.6%

U.S. SPECIALTY SEGMENT

	Year ended		Year ended	Year ended		Year ended
	Dec. 31, 2010	Reclassified	Dec. 31, 2010	Dec. 31, 2009	Reclassified	Dec. 31, 2009
	(Reclassified)	amounts	(As previously	(Reclassified)	amounts	(As previously
			reported)			reported)
Gross premiums written	$294,498	$(29,492)	$323,990	$265,905	$(19,573)	$285,478
Reinsurance premiums ceded	(88,493)	10,083	(98,576)	(148,546)	6,550	(155,096)

Net premiums written	$206,005	$(19,409)	$225,414	$117,359	$(13,023)	$130,382

Earned premiums	$288,270	$(23,680)	$311,950	$239,613	$(17,057)	$256,670
Earned premiums ceded	(117,657)	7,561	(125,218)	(149,008)	5,560	(154,568)

Net premiums earned	170,613	(16,119)	186,732	90,605	(11,497)	102,102
Net losses and loss expenses	(107,052)	11,285	(118,337)	(54,764)	8,048	(62,812)
Acquisition costs	(28,174)	270	(28,444)	(7,474)	27	(7,501)
General and administrative expenses	(30,122)	5,893	(36,015)	(27,925)	3,304	(31,229)
Other income	—	(507)	507	(68)	(382)	314

Underwriting income (loss)	$5,265	$822	$4,443	$374	$(500)	$874

Loss ratio	62.7%		63.4%	60.4%		61.5%
Acquisition cost ratio	16.5%		15.2%	8.2%		7.3%
General and administrative expense ratio	17.7%		19.3%	30.8%		30.7%

Combined ratio	96.9%		97.9%	99.5%		99.5%

Effective January 1, 2011, Alterra redefined its Insurance and U.S. Specialty segments based on changes to its internal reporting structure.

Insurance business underwritten by Alterra Insurance USA Inc., which was previously reported within the U.S. Specialty segment, has been reclassified to the Insurance segment. Alterra Insurance USA Inc. is a managing general underwriter for Alterra Excess & Surplus Insurance Company and Alterra America Insurance Company, as well as various third party insurance companies, and is Alterra's principal insurance underwriting platform for retail distribution in the United States. Segment disclosures for comparative periods have been restated to reflect this reclassification.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT Results - as Reclassified (Unaudited)

(Expressed in thousands of United States Dollars)

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
Gross premiums written	$113,236	$77,944	$139,026	$69,406	$126,678	$90,430	$139,226	$91,006
Reinsurance premiums ceded	(56,728)	(36,875)	(47,437)	(39,651)	(71,053)	(43,388)	(47,972)	(56,220)

Net premiums written	$56,508	$41,069	$91,589	$29,755	$55,625	$47,042	$91,254	$34,786

Earned premiums	$106,169	$102,640	$104,841	$101,746	$114,155	$108,776	$105,576	$105,640
Earned premiums ceded	(43,847)	(42,796)	(45,211)	(48,830)	(56,043)	(56,337)	(51,129)	(53,178)

Net premiums earned	62,322	59,844	59,630	52,916	58,112	52,439	54,447	52,462
Net losses and loss expenses	(35,687)	(26,679)	(38,296)	(39,446)	(27,829)	(34,515)	(39,901)	(38,158)
Acquisition costs	(1,765)	(1,382)	(821)	317	(60)	(331)	230	1,367
General and administrative expenses	(11,812)	(7,717)	(8,132)	(6,847)	(7,046)	(8,114)	(6,693)	(6,074)
Other income	68	1,108	97	(6)	42	143	219	1,216

Underwriting income	$13,126	$25,174	$12,478	$6,934	$23,219	$9,622	$8,302	$10,813

Loss ratio	57.3%	44.6%	64.2%	74.5%	47.9%	65.8%	73.3%	72.7%
Acquisition cost ratio	2.8%	2.3%	1.4%	(0.6%)	0.1%	0.6%	(0.4%)	(2.6%)
General and administrative expense ratio	19.0%	12.9%	13.6%	12.9%	12.1%	15.5%	12.3%	11.6%

Combined ratio	79.0%	59.8%	79.2%	86.9%	60.1%	81.9%	85.2%	81.7%

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT Results - as Reclassified (Unaudited)

(Expressed in thousands of United States Dollars)

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
Gross premiums written	$65,625	$64,198	$90,773	$73,902	$64,572	$60,123	$75,701	$65,509
Reinsurance premiums ceded	(15,956)	(18,713)	(5,672)	(48,152)	(31,471)	(24,755)	(52,938)	(39,382)

Net premiums written	$49,669	$45,485	$85,101	$25,750	$33,101	$35,368	$22,763	$26,127

Earned premiums	$74,683	$73,337	$71,065	$69,185	$66,287	$63,360	$59,053	$50,913
Earned premiums ceded	(26,140)	(26,071)	(27,053)	(38,393)	(40,260)	(35,551)	(41,271)	(31,926)

Net premiums earned	48,543	47,266	44,012	30,792	26,027	27,809	17,782	18,987
Net losses and loss expenses	(31,878)	(29,295)	(26,683)	(19,196)	(14,809)	(18,507)	(11,057)	(10,391)
Acquisition costs	(8,618)	(6,763)	(9,111)	(3,682)	(1,838)	(1,964)	(2,483)	(1,189)
General and administrative expenses	(7,552)	(8,693)	(6,355)	(7,522)	(9,786)	(6,971)	(4,357)	(6,811)
Other income	—	—	—	—	—	—	153	(221)

Underwriting income (loss)	$495	$2,515	$1,863	$392	$(406)	$367	$38	$375

Loss ratio	65.7%	62.0%	60.6%	62.3%	56.9%	66.6%	62.2%	54.7%
Acquisition cost ratio	17.8%	14.3%	20.7%	12.0%	7.1%	7.1%	14.0%	6.3%
General and administrative expense ratio	15.6%	18.4%	14.4%	24.4%	37.6%	25.1%	24.5%	35.9%

Combined ratio	99.0%	94.7%	95.8%	98.7%	101.6%	98.7%	100.6%	96.9%

ALTERRA CAPITAL HOLDINGS LIMITED

Pro Forma Combined - Alterra Capital Holdings Limited and Harbor Point Limited Selected Financial Information

The following presentation is for informational purposes only

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA COMBINED STATEMENTS OF INCOME [a] (unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
REVENUES
Gross premiums written	$476,550	$676,905	$337,048	$382,650	$564,251	$662,432
Reinsurance premiums ceded	(81,333)	(159,515)	(81,627)	(73,703)	(126,503)	(168,155)

Net premiums written	$395,217	$517,390	$255,421	$308,947	$437,748	$494,277

Net premiums earned	$368,061	$338,332	$347,833	$351,245	$366,130	$317,598
Net investment income	61,562	64,583	60,668	60,068	59,636	58,943
Net realized and unrealized (losses) gains on investments	(13,734)	13,280	18,004	29,622	22,462	20,722
Net impairment losses recognized in earnings	(300)	(420)	(925)	(139)	(2,014)	—
Net realized gain on retirement of senior notes	—	—	111	—	—	—
Other income	339	480	189	964	1,193	1,799

Total revenues	415,928	416,255	425,880	441,760	447,407	399,062

LOSSES AND EXPENSES
Net losses and loss expenses	213,517	210,543	166,573	181,064	186,301	178,130
Claims and policy benefits	13,943	17,659	16,976	14,378	55,407	14,332
Acquisition costs	64,315	53,998	54,042	59,613	53,317	47,611
Interest expense	8,061	5,226	6,978	6,292	5,146	4,351
Net foreign exchange (gains) losses	(1,622)	(869)	789	(116)	(5,571)	(1,911)
Merger and acquisition expenses	—	—	—	(41,350)	4,785	5,223
General and administrative expenses	60,137	51,611	66,157	57,048	53,979	57,508

Total losses and expenses	358,351	338,168	311,515	276,929	353,364	305,244

INCOME BEFORE TAXES	57,577	78,087	114,365	164,831	94,043	93,818
Income tax expense	4,294	1,311	5,686	2,910	3,206	1,990

NET INCOME	$53,283	$76,776	$108,679	$161,921	$90,837	$91,828

[a]	This information is presented on a combined pro forma basis (after the elimination of intercompany transactions and the amortization of certain acquisition accounting fair value adjustments). The information is provided for informational purposes only to present a summary of the combined results of operations assuming the amalgamation with Harbor Point had occurred at the beginning of each calendar year presented. The information does not necessarily represent results that would have occurred if the amalgamation had taken place at the beginning of each calendar year presented, nor is it necessarily indicative of the future results.